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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 26, 2004




                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                        000-50516              13-4104684
----------------------------     --------------------     ----------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Numbers)           Identification No.)


       3 Times Square, 12th Floor
             New York, NY                                         10036
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(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100

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          (Former name or former address, if changed since last report)

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Item 5. Other Events

     On May 26, 2004, Eyetech Pharmaceuticals, Inc. issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 26, 2004                       EYETECH PHARMACEUTICALS, INC.


                                          By: /s/ Douglas Altschuler
                                             ---------------------------
                                          Name:   Douglas Altschuler
                                          Title:  General Counsel


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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

   99.1 Press release dated May 26, 2004 with respect to U.S. Food and Drug Administration announcement about advisory committee meeting date for Macugen(TM)